Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
19. Commitments and Contingencies
Commitments
Operating leases
See Note 18,
Leases
, for commitments related to our operating leases.
Contingencies
From time to time, we may be subjected to claims or lawsuits which arise in the ordinary course of business, including the previously disclosed tax matter (see Note 13,
Income Taxes
, for further information) and matters described below. Estimates for resolution of legal and other contingencies are accrued when losses are probable and reasonably estimable in accordance with ASC 450,
Contingencies
. Except as set forth below, in the opinion of management, after consulting with legal counsel, none of these other claims are currently expected to have a material adverse effect on our consolidated results of operations, financial position or cash flows.
Advisory Services Agreement Dispute
We are in a services agreement dispute with a third-party advisory firm for fees due under the services agreement. The advisory firm claims $31.0 million, plus interest, is owed in fees. Based on consultation with legal counsel, we previously proposed a settlement in the amount of $8.0 million, which has been accrued for as of December 31, 2022, and is included in accrued expenses in the consolidated balance sheets. The amount of the ultimate loss may range from $8.0 million to $26.3 million.
Indemnification
Certain of our agreements require us to indemnify our customers from any claim or finding of intellectual property infringements, as well as from any losses incurred relating to breach of representations, failure to perform, or specific events as outlined within the particular contract. We have not received any claims or estimated the maximum potential amount of indemnification liability under these agreements and have recorded no liabilities for these agreements.